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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 3, 2006
                                                         ---------------


                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

   Delaware                       1-13605                   36-4193304
   --------                       -------                   ----------
(State or other            (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

       1695 Larkin Avenue, Elgin, Illinois                  60123
       -----------------------------------                  -----
      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (847) 741-3900
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04    TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
             -------------------------------------------------------------------
             PLANS.
             -----

         On November 4, 2005, EFC Bancorp, Inc. (the "Company") filed a current report on Form 8-K regarding a temporary suspension of trading (the "Blackout Period") under the Elgin Financial Center, SB 401(k) Employee Benefit Plan and Trust (the "Plan"). The reason for the Blackout Period was to allow the Plan's recordkeeper time to process merger consideration election forms in connection with the proposed merger of the Company with and into MAF Bancorp, Inc.

         The Company originally communicated to its directors and executive officers that the end of the Blackout Period would be January 5, 2006; however the Plan's recordkeeper requires additional time to process the merger consideration election forms following the closing of the merger by and between MAF Bancorp, Inc. and the Company. Accordingly a revised notice was provided to directors and executive officers on January 3, 2006 informing them of the extension of the Blackout Period to the week of February 6, 2006. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the revised notice.

         Other than the extension of the ending date of the Blackout Period, there are no material changes to the information contained in the current report on Form 8-K filed on November 4, 2005.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

      (a)    Financial Statements of Businesses Acquired: Not applicable

      (b)    Pro Forma Financial Information:  Not applicable

      (c)    Exhibits

             Number            Description
             ------            -----------

             99.1 Notice sent to directors and executive officers of EFC Bancorp, Inc. on January 3, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EFC BANCORP, INC.


Dated:  January 3, 2006                         By: /s/ Eric J. Wedeen
                                                    ----------------------------
                                                    Eric J. Wedeen
                                                    Chief Financial Officer and
                                                    Senior Vice President